                                                                      EXHIBIT 24

                          FIDELITY NATIONAL CORPORATION

                                POWER OF ATTORNEY

      The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr., Martha C. Fleming and Ugo F. Ippolito, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a registration statement of the Corporation on Form S-3 or other applicable form and all amendments, including post-effective amendments ("Amendments") thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C. ("SEC"), in connection with the registration of not more than 150,000 shares of Common Stock, no par value, of the Corporation and to file the same, with all exhibits thereto and other supporting documents, with the SEC granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 5th day of April, 2002.

                                                  /s/ James B. Miller, Jr.
                                                  ------------------------------
                                                  JAMES B. MILLER, JR.

                                                                      EXHIBIT 24

                          FIDELITY NATIONAL CORPORATION

                                POWER OF ATTORNEY

      The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr., Martha C. Fleming and Ugo F. Ippolito, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a registration statement of the Corporation on Form S-3 or other applicable form and all amendments, including post-effective amendments ("Amendments") thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C. ("SEC"), in connection with the registration of not more than 150,000 shares of Common Stock, no par value, of the Corporation and to file the same, with all exhibits thereto and other supporting documents, with the SEC granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 5th day of April, 2002.

                                                  /s/ Larry D. Peterson
                                                  ------------------------------
                                                  LARRY D. PETERSON

                                                                      EXHIBIT 24

                          FIDELITY NATIONAL CORPORATION

                                POWER OF ATTORNEY

      The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr., Martha C. Fleming and Ugo F. Ippolito, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a registration statement of the Corporation on Form S-3 or other applicable form and all amendments, including post-effective amendments ("Amendments") thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C. ("SEC"), in connection with the registration of not more than 150,000 shares of Common Stock, no par value, of the Corporation and to file the same, with all exhibits thereto and other supporting documents, with the SEC granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 5th day of April, 2002.

                                                  /s/ David R. Bockel
                                                  ------------------------------
                                                  DAVID R. BOCKEL

                                                                      EXHIBIT 24

                          FIDELITY NATIONAL CORPORATION

                                POWER OF ATTORNEY

      The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr., Martha C. Fleming and Ugo F. Ippolito, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a registration statement of the Corporation on Form S-3 or other applicable form and all amendments, including post-effective amendments ("Amendments") thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C. ("SEC"), in connection with the registration of not more than 150,000 shares of Common Stock, no par value, of the Corporation and to file the same, with all exhibits thereto and other supporting documents, with the SEC granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 5th day of April, 2002.

                                                  /s/ Dr. Edward G. Bowen
                                                  ------------------------------
                                                  DR. EDWARD G. BOWEN

                                                                      EXHIBIT 24

                          FIDELITY NATIONAL CORPORATION

                                POWER OF ATTORNEY

      The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr., Martha C. Fleming and Ugo F. Ippolito, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a registration statement of the Corporation on Form S-3 or other applicable form and all amendments, including post-effective amendments ("Amendments") thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C. ("SEC"), in connection with the registration of not more than 150,000 shares of Common Stock, no par value, of the Corporation and to file the same, with all exhibits thereto and other supporting documents, with the SEC granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 5th day of April, 2002.

                                                  /s/ W. Clyde Shepherd, Jr.
                                                  ------------------------------
                                                  W. CLYDE SHEPHERD, JR.

                                                                      EXHIBIT 24

                          FIDELITY NATIONAL CORPORATION

                                POWER OF ATTORNEY

      The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr., Martha C. Fleming and Ugo F. Ippolito, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a registration statement of the Corporation on Form S-3 or other applicable form and all amendments, including post-effective amendments ("Amendments") thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C. ("SEC"), in connection with the registration of not more than 150,000 shares of Common Stock, no par value, of the Corporation and to file the same, with all exhibits thereto and other supporting documents, with the SEC granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 5th day of April, 2002.

                                                  /s/ Carl I. Gable
                                                  ------------------------------
                                                  CARL I. GABLE

                                                                      EXHIBIT 24

                          FIDELITY NATIONAL CORPORATION

                                POWER OF ATTORNEY

      The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr., Martha C. Fleming and Ugo F. Ippolito, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a registration statement of the Corporation on Form S-3 or other applicable form and all amendments, including post-effective amendments ("Amendments") thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C. ("SEC"), in connection with the registration of not more than 150,000 shares of Common Stock, no par value, of the Corporation and to file the same, with all exhibits thereto and other supporting documents, with the SEC granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 5th day of April, 2002.

                                                  /s/ Rankin Smith, Jr.
                                                  ------------------------------
                                                  RANKIN SMITH, JR.

                                                                      EXHIBIT 24

                          FIDELITY NATIONAL CORPORATION

                                POWER OF ATTORNEY

      The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr., Martha C. Fleming and Ugo F. Ippolito, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a registration statement of the Corporation on Form S-3 or other applicable form and all amendments, including post-effective amendments ("Amendments") thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C. ("SEC"), in connection with the registration of not more than 150,000 shares of Common Stock, no par value, of the Corporation and to file the same, with all exhibits thereto and other supporting documents, with the SEC granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 5th day of April, 2002.

                                                  /s/ M. Howard Griffith, Jr.
                                                  ------------------------------
                                                  M. HOWARD GRIFFITH, JR.

                                                                      EXHIBIT 24

                          FIDELITY NATIONAL CORPORATION

                                POWER OF ATTORNEY

      The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr., Martha C. Fleming and Ugo F. Ippolito, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a registration statement of the Corporation on Form S-3 or other applicable form and all amendments, including post-effective amendments ("Amendments") thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C. ("SEC"), in connection with the registration of not more than 150,000 shares of Common Stock, no par value, of the Corporation and to file the same, with all exhibits thereto and other supporting documents, with the SEC granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of April, 2002.

                                                  /s/ Kevin S. King
                                                  ------------------------------
                                                  KEVIN S. KING

                                                                      EXHIBIT 24

                          FIDELITY NATIONAL CORPORATION

                                POWER OF ATTORNEY

      The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr., Martha C. Fleming and Ugo F. Ippolito, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a registration statement of the Corporation on Form S-3 or other applicable form and all amendments, including post-effective amendments ("Amendments") thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C. ("SEC"), in connection with the registration of not more than 150,000 shares of Common Stock, no par value, of the Corporation and to file the same, with all exhibits thereto and other supporting documents, with the SEC granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 5th day of April, 2002.

                                                  /s/ Robert J. Rutland
                                                  ------------------------------
                                                  ROBERT J. RUTLAND